Filed Pursuant to Rule 497(e)

Registration Statement No. 333-208675

THE GABELLI GO ANYWHERE TRUST

Supplement dated August 24, 2016

to

Prospectus dated July 14, 2016

Statement of Additional Information dated July 14, 2016

This supplement amends certain information in the Prospectus (the “Prospectus”), dated July 14, 2016, and the Statement of Additional Information (the “SAI”), dated July 14, 2016, of The Gabelli Go Anywhere Trust (the “Fund”). Unless otherwise indicated, all other information included in the Prospectus and the SAI that is not inconsistent with the information set forth in this supplement remains unchanged. Capitalized terms not otherwise defined in this supplement have the same meaning as in the Prospectus and the SAI, as applicable.

Changes to Prospectus

The offering has been extended and will remain open until 5:00 pm Eastern Time on August 30, 2016, subject to one additional extension of no more than 10 days by the Fund and the Distributor. The common shares and Series A Preferred Shares, as well as the Combinations, are expected to be ready for delivery in book entry form on or about September 2, 2016, or no later than on or about September 14, 2016 if the offering is extended. Accordingly, the fifth anniversary of the closing date will be on or about September 2, 2021, or no later than on or about September 14, 2021 if the offering is extended. As set forth in the Prospectus, the fifth anniversary of the closing date is used for determining (i) the deadline established by the Declaration of Trust for commencing the Fifth Anniversary Tender Offer and (ii) the date on or after which the Fund may optionally redeem the Series A Preferred Shares in whole or in part. See “Description of Common Shares—Common Share Tender Offer” and “Description of Series A Preferred Shares—Optional Redemption of Series A Preferred Shares” in the Prospectus.

The fifth and sixth sentences of the first paragraph of footnote (2) on the inside front cover page of the Prospectus, the fourth paragraph under “Summary – The Offering” on page 2 of the Prospectus, and the fifth paragraph under “Plan of Distribution” on page 86 of the Prospectus are hereby deleted in their entirety and replaced with the following:

The Adviser, its control affiliates and/or their employees and clients may purchase up to $60,000,000 in Combinations at $97.00 per Combination. No solicitation fee will be paid by the Fund for Combinations purchased by the Adviser, its control affiliates and/or their employees and clients at $97.00 per Combination.

All investors eligible to purchase Combinations at $97.00 per Combination, including investors who have already submitted subscriptions, will have their subscriptions processed at $97.00 per Combination. The Fund will only issue full common shares and full Series A Preferred Shares; thus, investors who are eligible to purchase Combinations at $97.00 per Combination and who submit or who have submitted subscriptions in an amount not evenly divisible by 97 will have any excess portion of their subscription price refunded to them without interest. For example, if you submitted a $5,000 subscription and are eligible to purchase Combinations at $97.00 per Combination, instead of receiving 50 Combinations with a $150 solicitation fee being paid with respect to such subscription, you will receive 51 Combinations and a refund of $53.

Changes to SAI

Effective August 18, 2016, Mr. Michael J. Melarkey resigned as an Independent Trustee of the Board, as Chairman and a member of the Fund’s Audit Committee, as Chairman and a member of the Fund’s Pricing Committee and as a member of the Fund’s ad hoc Proxy Voting Committee.

Effective upon Mr. Melarkey’s resignation, Mr. Frank J. Fahrenkopf was appointed as a member of the Fund’s Audit Committee and Mr. Kuni Nakamura was appointed as Chairman of the Fund’s Audit Committee. Also effective upon Mr. Melarkey’s resignation, Mr. Fahrenkopf was appointed as Chairman of the Fund’s Pricing Committee and Mr. Anthony S. Colavita was appointed as a member of the Fund’s Pricing Committee and ad hoc Proxy Voting Committee.

All references to Mr. Melarkey in the SAI are hereby deleted.

The second, third and fourth paragraphs under “Management of the Fund – Board Committees” in the SAI are hereby deleted in their entirety and replaced with the following:

Kuni Nakamura (Chair), Anthony S. Colavita and Frankl J. Fahrenkopf, who are not “interested persons” of the Fund as defined in the 1940 Act, serve on the Fund’s Audit Committee. The Audit Committee is generally responsible for reviewing and evaluating issues related to the accounting and financial reporting policies and internal controls of the Fund and, as appropriate, the internal controls of certain service providers, overseeing the quality and objectivity of the Fund’s financial statements and the audit thereof and acting as a liaison between the Board and the Fund’s independent registered public accounting firm.

The Trustees serving on the Fund’s Pricing Committee are Frank J. Fahrenkopf (Chair), Anthony S. Colavita and Kuni Nakamura. The Pricing Committee is authorized to exercise the powers of the Board with respect to approval of the pricing and issuance of the Common Shares and Series A Preferred Shares, including terms related to offering such Shares as Combinations (as defined in the Prospectus), and is authorized to establish the final terms of the Series A Preferred Shares, including any Statement of Preferences.

The Trustees serving on the Fund’s ad hoc Proxy Voting Committee are Frank J. Fahrenkopf, Jr. (Chair) and Anthony S. Colavita. If so determined by the Board, the Proxy Voting Committee is authorized to exercise voting power and/or dispositive power over specific securities held in the Fund’s portfolio for such period as the Board may determine.

The biographical information under “Management of the Fund – Trustees and Officers – Independent Trustees” in the SAI is hereby deleted in its entirety and replaced with the following:

Anthony S. Colavita, Esq. Mr. Colavita has been a practicing attorney with Anthony S. Colavita, P.C. since February 1988. He is a member of the Fund’s Audit Committee, Nominating Committee, Pricing Committee and Proxy Voting Committee. He also serves on the boards of other funds in the Funds Complex. Mr. Colavita has been Town Supervisor of the Town of Eastchester, New York since January 2004, with responsibilities for the review, adoption, and administration of a $30 million budget. He has also served as a board member for multiple not-for-profit corporations and was previously counsel to the New York State Senate. Additionally, Mr. Colavita was an Eastchester Town Councilman from 1998 to 2003. He has been active on the boards of several community based programs. Mr. Colavita received his Bachelor of Arts from Colgate University and his Juris Doctor from Pace University School of Law.

Frank J. Fahrenkopf, Jr. Mr. Fahrenkopf is the Co-Chairman of the Commission on Presidential Debates, which is responsible for the widely viewed Presidential debates during the quadrennial election cycle. Additionally, he serves as a board member of the International Republican Institute, which he founded in 1984. Mr. Fahrenkopf is the former President and Chief Executive Officer of the American Gaming Association (“AGA”), the trade group for the hotel-casino industry. He is the Lead Independent Trustee of the Fund, Chairman of the Fund’s Proxy Voting Committee, a member of the Fund’s Audit and Pricing Committees and he serves on comparable or other board committees with respect to other funds in the Fund Complex on whose boards he sits. He served for many years as Chairman of the Pacific Democrat Union and Vice Chairman of the International Democrat Union, a worldwide association of political parties from the United States, Great Britain, France, Germany, Canada, Japan, Australia, and twenty other nations. Prior to becoming the AGA’s first chief executive in 1995, Mr. Fahrenkopf was a partner in the law firm of Hogan & Hartson, where he chaired the International Trade Practice Group and specialized in regulatory, legislative, and corporate matters for multinational, foreign, and domestic clients. He also served as Chairman of the Republican National Committee for six years during Ronald Reagan’s presidency. Mr. Fahrenkopf is the former Chairman of the Finance Committee of the Culinary Institute of America and remains a member of the board. For more than 30 years Mr. Fahrenkopf has served on the Board of First Republic Bank and serves as Chairman of the Corporate Governance and Nominating Committee and as a member of the Audit Committee. Mr. Fahrenkopf received his Bachelor’s degree from the University of Nevada, Reno and Juris Doctor from Boalt Hall School of Law, U.C. Berkeley.

Kuni Nakamura. Mr. Nakamura is the President of Advanced Polymer, Inc., a chemical manufacturing company, and President of KEN Enterprises, Inc., a real estate company. He is Chairman of the Fund’s Nominating Committee, Chairman of the Fund’s Audit Committee and a member of the Fund’s Pricing Committee. Mr. Nakamura serves on comparable or other board committees with respect to other funds in the Fund Complex on whose boards he sits. Mr. Nakamura was previously a board member of LGL Group, Inc., a diversified manufacturing company. Mr. Nakamura serves on the Board of Trustees of Mercy College in Dobbs Ferry, NY. He chairs the Endowment Management Committee and is a member of the Audit Committee. He is also involved in various capacities with The University of Pennsylvania and The Guiding Eyes for the Blind. Mr. Nakamura is a graduate of the University of Pennsylvania – The Wharton School with a Bachelor’s degree in Economics and Multinational Management.

You Should Retain This Supplement For Future Reference

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